UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 9, 2007

Date of Report (Date of
earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 270, South San Francisco, California 94080

(Address of principal executive offices) (Zip Code)

(650) 583 3774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.              Other Events.

On February 9, 2007, the Company announced that it has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) which, when declared effective by the SEC, will allow the Company from time to time to offer and sell up to $75 million aggregate amount of common stock, warrants or a combination thereof.

On February 13, 2007, the Company announced that it has filed an Investigational New Drug application with the U.S. Food and Drug Administration (“FDA”) for an oral formulation of picoplatin.  Following FDA review, the Company intends to initiate a Phase I clinical trial of oral picoplatin.

See press releases attached hereto as Exhibit 99.1 and 99.2 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

99.1 - Press release dated February 9, 2007

99.2 — Press release dated February 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: February 14, 2007	By:	/s/ Anna L. Wight
Name: Anna L. Wight
Title: Vice President, Legal

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 9, 2007

99.2	Press Release dated February 13, 2007